UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement Amendment

As previously disclosed, on May 6, 2025, Jet.AI Inc. (“Jet.AI” or the “Company”), entered into an Amended and Restated Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) with flyExclusive, Inc. (“flyExclusive”), FlyX Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of flyExclusive (“Merger Sub”), and Jet.AI SpinCo, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“SpinCo”), pursuant to which (i) as a condition to closing, the Company will distribute all of the shares of SpinCo, on a pro rata basis, to the Company’s stockholders (the “Distribution”) and (ii) Merger Sub will merge with and into SpinCo (the “Merger” and, together with the Distribution and all other transactions contemplated under the agreement, the “Transactions”) with SpinCo surviving the Merger as a wholly owned subsidiary of flyExclusive.

On January 13, 2026, the parties entered into an Amendment No. 3 to Amended and Restated Agreement and Plan of Merger and Reorganization (the “Merger Amendment”). The Merger Amendment extends the Outside Date (as defined in the Merger Agreement) from December 31, 2025 to April 30, 2026. All other terms of the Transactions remain unchanged.

The foregoing summary of the terms of the Merger Amendment is subject to, and qualified in its entirety by, the agreement itself which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ATM Agreement Amendment

As previously disclosed in a Current Report on Form 8-K made by the Company with the U.S. Securities and Exchange Commission (“SEC”), on November 28, 2025, the Company entered into an Equity Distribution Agreement (as amended, the “ATM Agreement”) with Maxim Group LLC (the “Agent”). Pursuant to the ATM Agreement, the Agent agreed to act as the Company’s sole sales agent with respect to the offer and sale from time to time of shares of the Company’s common stock, par value $0.0001 per share, initially having an aggregate gross sales price of up to $10 million (the “Shares”), by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Act”), which includes sales made directly on the Nasdaq Stock Market LLC and such other sales as agreed upon by the Company and the Agent.

On January 9, 2026, the Company and Agent entered into an amendment to the ATM Agreement to increase the amount of Shares that may be sold to shares having an aggregate gross sales price of $50 million (the “ATM Amendment”). A copy of the ATM Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. Despite the increase to the amount of Shares that may be sold pursuant to the ATM Amendment, the Company will not sell the Shares in a public primary offering with a value exceeding more than one-third (1/3) of the aggregate market value of the Company’s common stock held by non-affiliates in any twelve (12)-month period, so long as the aggregate market value of the Company’s outstanding common stock held by non-affiliates remains below $75,000,000.

Any Shares sold under the ATM Agreement will be issued pursuant to a prospectus dated September 9, 2024, a prospectus supplement dated November 21, 2025, and a prospectus supplement dated January 9, 2026, filed with the SEC in connection with the Company’s shelf registration statement on Form S-3 (File No. 333-281578) that was originally filed with the SEC on August 15, 2024.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Company’s common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the ATM Amendment and the ATM Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ATM Amendment and the ATM Agreement, respectively. Both the ATM Amendment and the ATM Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 28, 2025, are incorporated into this Current Report on Form 8-K by reference.

Item 8.01	Other Information.

On January 14, 2026, the Company issued a press release announcing the extension of the Outside Date. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding the transactions contemplated by the Merger Agreement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to obtain necessary stockholder approvals and the possibility that the proposed Transactions do not close when expected or at all because the approval by the Company’s stockholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Stock Market LLC; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Additional Information and Where to Find It

In connection with the Transactions contemplated by the Merger Agreement, flyExclusive has filed a Registration Statement on Form S-4 (File No. 333-284960) (the “Registration Statement”) to register the shares of flyExclusive common stock that will be issued in connection with the proposed Transactions. The Registration Statement includes a proxy statement of the Company and a prospectus of flyExclusive (the “Proxy Statement/Prospectus”), and flyExclusive may file with the SEC other relevant documents concerning the proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTIONS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FLYEXCLUSIVE, AND THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained, free of charge, at the SEC’s website at www.sec.gov when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from the Company by accessing the Company’s website at investors.jet.ai. Copies of the Registration Statement, the Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to the Company at 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, Attention: Board Secretary, or by phone at (702) 747-4000. The information on the Company’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation of Proxies

Jet.AI, flyExclusive, and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Jet.AI’s stockholders in connection with the proposed Transactions. Jet.AI’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed Transactions of Jet.AI’s directors and officers in the parties’ filings with the SEC, including Jet.AI’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jet.AI’s stockholders in connection with the proposed Transactions and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the proposed Transactions when it becomes available. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions contemplated by the Merger Agreement and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 3 to Amended and Restated Agreement and Plan of Merger and Reorganization, dated January 13, 2026, between Jet.AI Inc., flyExclusive, Inc., FlyX Merger Sub, Inc., and Jet.AI SpinCo, Inc.
5.1	Opinion of Dykema Gossett, PLLC.
10.1	Amendment No. 1 to Equity Distribution Agreement, dated January 9, 2026, between the Company and Maxim Group LLC.
23.1	Consent of Dykema Gossett, PLLC (contained in Exhibit 5.1).
99.1	Press Release, dated January 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

January 15, 2026